                                                                   EXHIBIT 10.19



                                                        SERVICE PACKAGE NO. 8518
                                                                 AMENDMENT NO. 0

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

THIS AGREEMENT is made and entered into as of the 1st day of November, 1994, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and ESSEX COUNTY GAS CO., a MASSACHUSETTS Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."

                                    ARTICLE I

                                   DEFINITIONS

1.1 TRANSPORTATION QUANTITY (TQ) - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof, which shall be 15,728 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit "A" attached hereto.

1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                   ARTICLE II

                                 TRANSPORTATION

Transportation Service - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

                                   ARTICLE III

                        POINT(S) OF RECEIPT AND DELIVERY

The Primary Point(s) of Receipt and Delivery shall specified on Exhibit "A" attached hereto.

                                   ARTICLE IV

All facilities are in place to render the service provided for in this Agreement.

                                                        SERVICE PACKAGE NO. 8518
                                                                 AMENDMENT NO. 0

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

                                    ARTICLE V

              QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.

                                   ARTICLE VI

                    RATES AND CHARGES FOR GAS TRANSPORTATION

6.1 TRANSPORTATION RATES - Commencing upon the effective date hereof, the rates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule FT-A and the General Terms and Conditions of Transporter's FERC Gas Tariff.

6.2 INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

                                   ARTICLE VII

                              BILLINGS AND PAYMENTS

Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                                        SERVICE PACKAGE NO. 8518
                                                                 AMENDMENT NO. 0

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

                                  ARTICLE VIII

                          GENERAL TERMS AND CONDITIONS

This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                                   ARTICLE IX

                                   REGULATION

9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

9.2 The transportation service described herein shall be provided subject to Subpart G, Part 284, of the FERC Regulations.

                                    ARTICLE X

                      RESPONSIBILITY DURING TRANSPORTATION

Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

                                   ARTICLE XI

                                   WARRANTIES

11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas Tariff, Shipper warrants the following:

      (a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to

                                                        SERVICE PACKAGE NO. 8518
                                                                 AMENDMENT NO. 0

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

            receive or deliver gas as contemplated by this Agreement.

      (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                                   ARTICLE XII

                                      TERM

12.1 This Agreement shall be effective as of the 1st day of November, 1994, and shall remain in force and effect until the 1st day of November, 2000, ("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

12.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance no later than twelve months after the termination of this Agreement.

12.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Tariff.

                                                        SERVICE PACKAGE NO. 8518
                                                                 AMENDMENT NO. 0

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

                                  ARTICLE XIII

                                     NOTICE

Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

TRANSPORTER:    TENNESSEE GAS PIPELINE COMPANY
                P.O. Box 2511
                Houston, Texas 77252-2511
                Attention: Transportation Marketing

SHIPPER:

NOTICES:        ESSEX COUNTY GAS CO
                7 NORTH HUNT ROAD

                AMESBURY, MA 01913
                Attention: ALLEN R. NEALE

BILLING:        ESSEX COUNTY GAS CO
                P.O. BOX 500
                7 NORTH HUNT ROAD

                AMESBURY, MA 01913
                Attention: JOHN J. CAMERON

or to such other address as either Party shall designate by formal written notice to the other.

                                   ARTICLE XIV

                                   ASSIGNMENTS

14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement, assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article III, Section 11 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

                                                        SERVICE PACKAGE NO. 8518
                                                                 AMENDMENT NO. 0

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

                                   ARTICLE XV

                                  MISCELLANEOUS

15.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to the doctrines governing choice of law.

15.2 If any provisions of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this agreement shall be or become effective until Shipper has submitted a request for change through the TENN-SPEED 2 System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

15.4 Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

     TENNESSEE GAS PIPELINE COMPANY


     BY: /s/ Byron S. Wright
         ------------------------------
     Agent and Attorney-in-Fact
     Byron S. Wright


     ESSEX COUNTY GAS CO


     BY: /s/ Allen R. Neale
         ------------------------------
     TITLE: Vice-President
           ----------------------------
     DATE: 4/18/95
          -----------------------------

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

                                   EXHIBIT "A"
                  AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
                             DATED November 1, 1994
                                     BETWEEN
                         TENNESSEE GAS PIPELINE COMPANY
                                       AND
                               ESSEX COUNTY GAS CO

ESSEX COUNTY GAS CO
EFFECTIVE DATE OF AMENDMENT: November 1, 1994
TE SCHEDULE: FT-A
SERVICE PACKAGE: 8518
SERVICE PACKAGE TQ: 15,728 Dth

METER   METER NAME                              INTERCONNECT PARTY NAME                      COUNTY          ST     ZONE  R/D    LEG
------------------------------------------------------------------------------------------------------------------------------------
0807    SAMEDAN-BRAZOS BLK A-52 C                                                            OFFSHORE-FEDERA OT      00     R    100
1034    SEAGULL OPERATING - GALVESTON I         SEAGULL ENERGY E&P INC                       OFFSHORE-FEDERA OT      00     R    100
1366    TRANSCONTINENTAL - UTOS EXCHAN                                                       CAMERON         LA      01     R    800
0454    AMERICAN-N KEERAN WELL                  ROCKLAND PIPELINE COMPANY                    VICTORIA        TX      00     R    100
0688    APACHE-LAKE RACCOURCI DEHYD             APACHE CORPORATION                           LAFOURCHE       LA      01     R    500
0734    VALLEY-HACKBERRY DEHYD TRANS            VALLEY GAS TRANSMISSION INC                  CAMERON         LA      01     R    800
0864    KOCH-MONROE DEHYD TRANS                 KOCH GATEWAY PIPELINE COMPANY                OUACHITA        LA      01     R    100
1119    CHEVRON-S MARSH IS BLK 61 C             LOUISIANA LAND AND EXPLORATION               OFFSHORE-FEDERA OL      01     R    500
1306    CHANNEL-AGUA DULCE EXCH                 CHANNEL INDUSTRIES GAS CO                    NUECES          TX      00     R    100
1330    FITE-CHEMARD LAKE DEHYD                 FITE OIL & GAS INC                           DE SOTO         LA      01     R    100
1353    AMOCO-EUGENE IS BLK 322 A               AMOCO PRODUCTION CO                          OFFSHORE-FEDERA OL      01     R    500
1488    SOUTHERN-TOCA EXCH                      SOUTHERN NATURAL GAS CO                      ST BERNARD      LA      01     R    500
1972    GREAT - SOUTH MARSH ISLAND 798          GREAT WESTERN OFFSHORE INC                   OFFSHORE-FEDERA OL      01     R    500
2011    ENERGY - VERMILLION 117 (119G)          ENERGY DEVELOPMENT CORP                      OFFSHORE-FEDERA OL      01     R    800
2020    TRANSCO - FALFURRIAS TRANSPORT                                                       JIM WELLS       TX      00     R    100
2       FOREST - EUGENE ISLAND BLK 325          FOREST OIL CORP                              OFFSHORE-FEDERA OL      01     R    500
2       VALERO - MONTE CHRISTO EXCHANG          VALERO TRANSMISSION LP                       HIDALGO         TX      00     R    100
2273    ZILKHA - WEST CAMERON 53                                                             OFFSHORE-FEDERA OL      01     R    800
2298    M W - WELCH DEHYDRATION                                                              JEFFERSON DAVIS LA      01     R    500
8029    COLUMBIA SHIP SHOAL BLK 247F                                                         OFFSHORE-FEDERA OL      01     R    500

                                                                                                                   Total Receipt TQ:

0122    ESSEX-HAVERHILL SMS                     ESSEX COUNTY GAS CO                          ESSEX           MA      06     D    200
0138    ESSEX-WENHAM MASS                       ESSEX COUNTY GAS CO                          ESSEX           MA      06     D    200
0323    ESSEX-ESSEX MASS                        ESSEX COUNTY GAS CO                          ESSEX           MA      06     D    200

METER   METER NAME                              INTERCONNECT PARTY NAME                              METER-TQ    Minimum Pressure
------------------------------------------------------------------------------------------------------------------------------------
0807    SAMEDAN-BRAZOS BLK A-52 C                                                                         881
1034    SEAGULL OPERATING - GALVESTON I         SEAGULL ENERGY E&P INC                                    353
1366    TRANSCONTINENTAL - UTOS EXCHAN                                                                  1,343
0454    AMERICAN-N KEERAN WELL                  ROCKLAND PIPELINE COMPANY                                 219
0688    APACHE-LAKE RACCOURCI DEHYD             APACHE CORPORATION                                        569
0734    VALLEY-HACKBERRY DEHYD TRANS            VALLEY GAS TRANSMISSION INC                               926
0864    KOCH-MONROE DEHYD TRANS                 KOCH GATEWAY PIPELINE COMPANY                             309
1119    CHEVRON-S MARSH IS BLK 61 C             LOUISIANA LAND AND EXPLORATION                          1,940
1306    CHANNEL-AGUA DULCE EXCH                 CHANNEL INDUSTRIES GAS CO                               2,110
1330    FITE-CHEMARD LAKE DEHYD                 FITE OIL A GAS INC                                         90
1353    AMOCO-EUGENE IS BLK 322 A               AMOCO PRODUCTION CO                                     1,592
1488    SOUTHERN-TOCA EXCH                      SOUTHERN NATURAL GAS CO                                 1,100
1972    GREAT - SOUTH MARSH ISLAND 798          GREAT WESTERN OFFSHORE INC                                306
2011    ENERGY - VERMILLION 117 (119G)          ENERGY DEVELOPMENT CORP                                   108
2020    TRANSCO - FALFURRIAS TRANSPORT                                                                  1,235
2       FOREST - EUGENE ISLAND BLK 325          FOREST OIL CORP                                           347
2       VALERO - MONTE CHRISTO EXCHANG          VALERO TRANSMISSION LP                                    309
2273    ZILKHA - WEST CAMERON 53                                                                          926
2298    M W - WELCH DEHYDRATION                                                                           669
8029    COLUMBIA SHIP SHOAL BLK 247F                                                                      396

                                                                                                       15,728

0122    ESSEX-HAVERHILL SMS                     ESSEX COUNTY GAS CO                                    17,300       100 LBS
0138    ESSEX-WENHAM MASS                       ESSEX COUNTY GAS CO                                     4,100       100 LBS
0323    ESSEX-ESSEX MASS                        ESSEX COUNTY GAS CO                                       900       100 LBS

METER   METER NAME                              INTERCONNECT PARTY NAME                      COUNTY          ST     ZONE  R/D    LEG
------------------------------------------------------------------------------------------------------------------------------------
0578    PENN-NFG-ANDREWS SETTLEMENT SA          PENN YORK ENERGY CORPORATION                 POTTER          PA      04     D    300
0018    TGP - NORTHERN STORAGE INJECTI                                                       POTTER          PA      04     D    300

METER   METER NAME                              INTERCONNECT PARTY NAME              METER-TQ    Minimum Pressure
------------------------------------------------------------------------------------------------------------------
0578    PENN-NFG-ANDREWS SETTLEMENT SA          PENN YORK ENERGY CORPORATION            2,333         2,333
0018    TGP - NORTHERN STORAGE INJECTI                                                  8,354         8,354

                                                           Total Delivery TQ:          32,987        32,987

NUMBER OF RECEIPT POINTS AFFECTED: 20
NUMBER OF DELIVERY POINTS AFFECTED: 5

THE SUM OF TRANSPORTER'S DELIVERIES TO SHIPPER FOR ALL TRANSPORTATION CONTRACTS CONVERTED FROM FIRM SALES CANNOT ON ANY DAY EXCEED THE FOLLOWING QUANTITIES:

METER   METER NAME                              INTERCONNECT PARTY NAME                      COUNTY          ST     ZONE  R/D    LEG
------------------------------------------------------------------------------------------------------------------------------------
0122    0 ESSEX-HAVERHILL SMS                   ESSEX COUNTY GAS CO                          ESSEX           MA      06     D    200
0138    0 ESSEX-WENHAM MASS                     ESSEX COUNTY GAS CO                          ESSEX           MA      06     D    200
        0 ESSEX-ESSEX MASS                      ESSEX COUNTY GAS CO                          ESSEX           MA      06     D    200
        0 PENN-NFG-ANDREWS SETTLEMENT SA        PENN YORK ENERGY CORPORATION                 POTTER          PA      04     D    300
10018   0 TGP - NORTHERN STORAGE INJECTI                                                     POTTER          PA      04     D    300

METER   METER NAME                              INTERCONNECT PARTY NAME                 METER-TQ    Minimum Pressure
-------------------------------------------------------------------------------------------------------------------------
0122    0 ESSEX-HAVERHILL SMS                   ESSEX COUNTY GAS CO                       17,300
0138    0 ESSEX-WENHAM MASS                     ESSEX COUNTY GAS CO                        4,100
        0 ESSEX-ESSEX MASS                      ESSEX COUNTY GAS CO                          900
        0 PENN-NFG-ANDREWS SETTLEMENT SA        PENN YORK ENERGY CORPORATION               2,333
10018   0 TGP - NORTHERN STORAGE INJECTI                                                   8,354

THE SUM OF TRANSPORTER'S DELIVERIES TO SHIPPER FOR ALL TRANSPORTATION CONTRACTS CONVERTED FROM FIRM SALES CANNOT EXCEED 4,100 DTH/DAY FOR THE FOLLOWING METERS.

METER   METER NAME                              INTERCONNECT PARTY NAME                      COUNTY          ST     ZONE  R/D    LEG
------------------------------------------------------------------------------------------------------------------------------------
20138   0 ESSEX-WENHAM MASS                     ESSEX COUNTY GAS CO                          ESSEX           MA      06     D    200
20323   0 ESSEX-ESSEX 14ASS                     ESSEX COUNTY GAS CO                          ESSEX           MA      06     D    200

METER   METER NAME                              INTERCONNECT PARTY NAME                              METER-TQ    Minimum Pressure
------------------------------------------------------------------------------------------------------------------------------------
20138   0 ESSEX-WENHAM MASS                     ESSEX COUNTY GAS CO
20323   0 ESSEX-ESSEX 14ASS                     ESSEX COUNTY GAS CO

METERS 060018 AND 070018 ARE FOR NOMINATION PURPOSES ONLY AND DO NOT DENOTE CAPACITY AT THESE SPECIFIC POINTS.

Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.